Exhibit 10.26

AMENDMENT NO. 2 TO
AMENDED AND RESTATED
AGVANTAGE BOND PURCHASE AGREEMENT

This Amendment No. 2 (the “Amendment”) to the Amended and Restated AgVantage Bond Purchase Agreement, dated as of March 1, 2015, as amended by Amendment No. 1 dated June 2, 2015 (the “Bond Purchase Agreement”), among FARMER MAC MORTGAGE SECURITIES CORPORATION (the “Purchaser”), a wholly owned subsidiary of FEDERAL AGRICULTURAL MORTGAGE CORPORATION, a federally-chartered instrumentality of the United States and an institution of the Farm Credit System (“Farmer Mac” or the “Guarantor”); FARMLAND PARTNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Issuer”); FARMLAND PARTNERS INC., a Maryland corporation, and the consolidated parent company of the Issuer (the “REIT”); and Farmer Mac, as Guarantor, is dated August 3, 2015 (the “Amendment Effective Date”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Bond Purchase Agreement.

WHEREAS, Farmer Mac, the Purchaser, Issuer and the REIT desire to amend the Bond Purchase Agreement, as set forth below; and

WHEREAS, Section 8.06 of the Bond Purchase Agreement provides that the Bond Purchase Agreement may be amended pursuant to an agreement in writing entered into by Farmer Mac, the Purchaser, Issuer, and the REIT.

NOW THEREFORE, the in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bond Purchase Agreement is hereby amended as follows:

1. The following term shall be added to Section 1.01 of the Bond Purchase Agreement:

““Adjusted EBITDA” means EBITDA, as adjusted for the following items (with such adjusted items agreed to by independent certified public accountants selected by the REIT in each case where such adjusted items are utilized in the Financial Statements): (i) “crop year adjusted revenue,” which shall mean, with respect to leases entered into on property acquired by the REIT or Issuer, the difference between the pro rata contractual cash revenue for each crop year spread equally over the quarterly periods of ownership (without regard to the date of acquisition within the quarter) and the rent recognized on a straight-line basis in accordance with GAAP on such leases; (ii) “real estate related acquisition audit fees,” which shall mean a portion of the audit fees incurred by the REIT or Issuer directly related to acquisitions of property that do not correlate with the ongoing operations of the REIT’s or Issuer’s real estate portfolio; and (iii) “real estate related acquisition and due diligence costs,” which shall mean acquisition expenses that are incurred for investment purposes and do not correlate with the ongoing operations of the REIT’s or Issuer’s real estate portfolio; provided, however, to the extent that the REIT from time to time ceases adjusting EBITDA in its Financial Statements for any of the items referenced herein, then the definition of “Adjusted EBITDA” set forth herein shall no longer be adjusted for such item; and further, provided, that to the extent the REIT from time to time seeks to adjust EBITDA for any other item not referenced herein, such item or adjustment shall not be included in the definition of “Adjusted EBITDA” set forth herein without the prior written consent of Farmer Mac.  The REIT or Issuer shall provide information on the calculations of the items or adjustments included in the definition of “Adjusted EBITDA” set forth herein or as defined in the Financial Statements to the extent requested by Farmer Mac.”

2. The following terms in Section 1.01 of the Bond Purchase Agreement are hereby amended and restated in their entirety as follows:

a.

““EBITDA” means earnings before interest, taxes, depreciation, and amortization, as such terms are calculated under U.S. generally accepted accounting principles, and as disclosed in the REIT’s Financial Statements from time to time.”

b.

““Fixed Charge Coverage Ratio”  means the ratio of (a) the sum of the REIT’s (i) aggregate Adjusted EBITDA, as presented in the Financial Statements (subject to the definition of “Adjusted EBITDA” set forth herein), for the prior four Fiscal Quarters for which Financial Statements are available, which includes the most recently reported quarter and (ii) aggregate Non-Cash Expenses as presented in the Financial Statements, for the prior four Fiscal Quarters for which Financial Statements are available, which includes the most recently reported quarter to (b) the sum of the REIT’s (i) aggregate interest expense as presented in the Financial Statements, for the prior four Fiscal Quarters for which Financial Statements are available, which includes the most recently reported quarter, (ii) aggregate Capitalized Interest, for the prior four Fiscal Quarters for which Financial Statements are available, which includes the most recently reported quarter , (iii) aggregate preferred dividend payments as presented in the Financial Statements, to the extent required to be reflected as debt on the REIT’s Financial Statements, for the prior four Fiscal Quarters for which Financial Statements are available, which includes the most recently reported quarter, and (iv) aggregate Lease Payments, for the prior four Fiscal Quarters for which Financial Statements are available, which includes the most recently reported quarter.”

3.	Annex E shall be revised as set forth on Exhibit I hereto.

4. This Amendment contains the entire agreement between the parties regarding the modifications made to the Bond Purchase Agreement.  Except as explicitly modified by this Amendment, each and every term, condition, exhibit, schedule, annex, and provision of the Bond Purchase Agreement shall remain in full force and effect.

5. This Amendment shall be governed by, and construed in accordance with, federal law.  To the extent federal law incorporates state law, that state law shall be the laws of the State of New York applicable to contracts made and performed therein.

6. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto hereby execute this Amendment as of the day and year first above written.

FARMER MAC MORTGAGE
SECURITIES CORPORATION

By:	/s/ R. Dale Lynch
Name:	R. Dale Lynch
Title:	Vice President and Treasurer

FEDERAL AGRICULTURAL
MORTGAGE CORPORATION

By:	/s/ R. Dale Lynch
Name:	R. Dale Lynch
Title:	Executive Vice President – Chief
Financial Officer

FARMLAND PARTNERS OPERATING
PARTNERSHIP, LP

By:	/s/ Luca Fabbri
Name:	Luca Fabbri
Title:	Chief Financial Officer

FARMLAND PARTNERS INC.

By:	/s/ Luca Fabbri
Name:	Luca Fabbri
Title:	Chief Financial Officer, Secretary and Treasurer

ANNEX E

FORM OF REIT OFFICERS’ CERTIFICATE

We, _________________, and ________________, of Farmland Partners Inc. (the “REIT”), in connection with that certain Amended and Restated AgVantage Bond Purchase Agreement dated as of March 1, 2015, as amended from time to time, among Issuer, the REIT, Farmer Mac Mortgage Securities Corporation, and Federal Agricultural Mortgage Corporation (the “Bond Purchase Agreement”), hereby certify on behalf of the REIT, as applicable, that as of the end of the most recent Fiscal Quarter:

(1)	the REIT’s Leverage Ratio is as follows: _____________________

	a.	Total Debt: _____________________

	b.	Total Assets: _____________________

	i.	Contributed Asset Value Difference: _____________________

	ii.	Total assets: _____________________

(2)	the REIT’s Fixed Charge Coverage Ratio is as follows: _____________________

	a.	Aggregate Adjusted EBITDA: _____________________

	b.	Aggregate Non-Cash Expenses: _____________________

	c.	Aggregate interest expense: _____________________

	d.	Aggregate Capitalized Interest: _____________________

	e.	Aggregate preferred dividend payments: _____________________

	f.	Aggregate Lease Payments: _____________________

(3)	the REIT’s Tangible Net Worth is as follows: _____________________

	a.	Stockholders’ Equity: _____________________

	b.	Contributed Asset Value Difference: _____________________

	c.	Accumulated Depreciation and Amortization: _____________________

	d.	Intangible Asset Value: _____________________

	e.	Minimum Tangible Net Worth: _____________________

(4)		to our knowledge, the values set forth above in paragraphs (1)-(3) are correct and accurate in all material respects.

(5)	the REIT is in compliance with all of the Financial Covenants contained in the Bond Purchase Agreement.

Capitalized terms used in this certificate shall have the meanings given to those terms in the Bond Purchase Agreement.

DATED as of this _____ day of ______________, _________.

Farmland Partners INC.

By:	By:
Name:	Name:
Title:	Title: